UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2024
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
Annual Meeting Results
The Annual Meeting of the Stockholders of Arhaus, Inc. (the “Company”) was held on May 16, 2024. The following matters were voted on at the Annual Meeting, and the results were as follows:
(i) Election of Bill Beargie, Gary Lewis and John Reed as Directors of the Company. The nominees were elected as Directors with the following votes:
Bill Beargie

For	891,435,992
Withheld	9,405,851
Broker Non-Votes	14,813,245
Gary Lewis

For	889,169,966
Withheld	11,675,846
Broker Non-Votes	14,809,276
John Reed

For	891,945,514
Withheld	8,900,297
Broker Non-Votes	14,809,277
In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: Albert Adams, Alexis DePree, Rick Doody, Andrea Hyde, John Kyees and John Roth.
(ii) The proposal to approve, on an advisory basis, the Company's named executive officer compensation was approved with the following votes:

For	900,323,880
Against	503,303
Abstained	23,670
Broker Non-Votes	14,804,235
(iii) The proposal to hold an advisory vote on the frequency of the stockholder advisory vote on the Company's named executive officer compensation resulted in the following votes:

1Yr.	899,972,899
2Yr.	15,994
3Yr.	851,151
Abstained	10,808
Broker Non-Votes	14,804,236

After considering these results, and consistent with its recommendation, the Board of Directors of the Company determined at its meeting on May 16, 2024 to hold an advisory vote on the Company’s named executive officer compensation every year, until the next stockholder advisory vote on the frequency of stockholder votes on executive compensation or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

(iv) The proposal to approve the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2024 was approved with the following votes:

For	915,574,072
Against	21,247
Abstained	59,769
Broker Non-Votes	—
For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on May 16, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of May, 2024.

ARHAUS, INC.

By:	/s/ Dawn Phillipson
Name:	Dawn Phillipson
Title:	Chief Financial Officer